Deposits - Maturities of Fixed-Rate Time Deposits (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013 Time Deposits $100,000 and Over [Member]	Dec. 31, 2012 Other Time Deposits [Member]
Time Deposits By Maturity [Line Items]
2014	$ 21,528	$ 38,614
2015	7,060	9,819
2016	12,289	12,845
2017	3,163	2,554
2018	650	248
Thereafter
Total	$ 44,690	$ 64,080